Divestitures Announcement October 1, 2023 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements”. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, Viatris announces agreements on remaining planned divestitures; upon closing, Viatris would achieve original total target multiple above 12x on 2022 estimated adjusted EBITDA for all planned divestitures; total gross proceeds from all divestitures (including the 2022 divestiture of the Company’s biosimilars business) and the estimated retained value are in line with the Company’s previously communicated range; strategic decision made to retain rights and opportunities for Viagra®, Dymista®, and select OTC products in certain markets representing ~$1.6B in estimated retained value based on the OTC multiple of 12.8x and 2022 estimated adjusted EBITDA of ~$125M; offer for substantially all of OTC business reflects gross consideration of up to ~$2.17B representing an estimated accretive multiple of 12.8x; definitive agreements for API and Women’s Healthcare reflect gross proceeds of up to ~$1.2B representing an estimated accretive multiple of 9.9x; completion of divestitures will bring successful conclusion to all Phase 1 efforts and commitments, including prioritizing use of net proceeds for debt paydown to reach gross leverage target of 3.0x in first half of 2024; total estimated transaction value, estimated retained value and total estimated transaction and retained value; the information on the slide titled “Summary of Divestiture Transactions”; the goals or outlooks with respect to the Viatris Inc.’s (“Viatris” or the “Company”) strategic initiatives, including but not limited to the Company’s two-phased strategic vision and potential divestitures (including the divestitures announced today) and acquisitions; the benefits and synergies of acquisitions, divestitures (including the divestitures announced today) or our global restructuring program; estimated retained value for the retained products rights announced today; future opportunities for the Company and its products; and any other statements regarding the Company’s future operations, financial or operating results, capital allocation, dividend policy and payments, stock repurchases, debt ratio and covenants, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, commitments, confidence in future results, efforts to create, enhance or otherwise unlock the value of our unique global platform, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the divestitures announced today not being completed on the expected timelines or at all; the risk that the conditions set forth in the agreements with respect to such divestitures will not be satisfied or waived; failure to realize the total transaction value for the divestitures and/or the expected proceeds for any or all of the divestitures, including as a result of any purchase price adjustment or a failure to achieve any conditions to the payment of any contingent consideration; the possibility that the Company may be unable to realize the intended benefits of, or achieve the intended goals or outlooks with respect to, its strategic initiatives (including the divestitures announced today); the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with acquisitions, divestitures (including the divestitures announced today), or its global restructuring program within the expected timeframe or at all; the risk that the Company may elect not to exercise its option to accept the offer with respect to the OTC business; goodwill or other impairment charges or other losses related to the divestiture or sale of businesses or assets (including the divestitures announced today); the Company’s failure to achieve expected or targeted future financial and operating performance and results; the potential impact of public health outbreaks, epidemics and pandemics, including the ongoing challenges and uncertainties posed by the COVID-19 pandemic; actions and decisions of healthcare and pharmaceutical regulators; changes in relevant laws, regulations and policies and/or the application or implementation thereof, including but not limited to tax, healthcare and pharmaceutical laws, regulations and policies globally (including the impact of recent and potential tax reform in the U.S. and pharmaceutical product pricing policies in China); the ability to attract and retain key personnel; the Company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to the Company’s ability to bring new products to market, including but not limited to “at-risk launches”; success of clinical trials and the Company’s or its partners’ ability to execute on new product opportunities and develop, manufacture and commercialize products; any changes in or difficulties with the Company’s manufacturing facilities, including with respect to inspections, remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government inquiries or investigations, and the impact of any such proceedings on the Company; any significant breach of data security or data privacy or disruptions to our information technology systems; risks associated with having significant operations globally; the ability to protect intellectual property and preserve intellectual property rights; changes in third-party relationships; the effect of any changes in the Company’s or its partners’ customer and supplier relationships and customer purchasing patterns, including customer loss and business disruption being greater than expected following an acquisition or divestiture; the impacts of competition, including decreases in sales or revenues as a result of the loss of market exclusivity for certain products; changes in the economic and financial conditions of the Company or its partners; uncertainties regarding future demand, pricing and reimbursement for the Company’s products; uncertainties and matters beyond the control of management, including but not limited to general political and economic conditions, inflation rates and global exchange rates; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Viatris, see the risks described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, and our other filings with the SEC. You can access Viatris’ filings with the SEC through the SEC website at www.sec.gov or through our website, and Viatris strongly encourages you to do so. Viatris routinely posts information that may be important to investors on our website at investor.viatris.com, and we use this website address as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD). The contents of our website are not incorporated into this presentation or our filings with the SEC. Viatris undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation other than as required by law. In particular, certain statements in this presentation relate to Viatris' Phase 2 strategy in 2024 and beyond and its related goals, targets, forecasts, objectives and commitments (such statements, the "Phase 2 Outlooks"). Viatris believes that the assumptions used as a basis for these Phase 2 Outlooks are reasonable based on the information available to management at this time. However, this information is not fact, and you are cautioned not to place undue reliance on any such information. While certain of these statements might use language that imply a level of certainty about the likelihood that Viatris will attain these Phase 2 Outlooks, it is possible that Viatris will not attain them in the timeframe noted or at all. These Phase 2 Outlooks reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and cause these Phase 2 Outlooks not to be achieved, or that may change the underlying variables and assumptions on which these Phase 2 Outlooks were based and cause these Phase 2 Outlooks to differ materially, include, but are not limited to, risks and uncertainties relating to our planned acquisitions and divestitures (including the divestitures announced today), including whether such transactions are completed on the expected timelines or at all, failure to achieve the anticipated benefits of any acquisitions or divestitures (including the divestitures announced today), failure to receive the anticipated cash proceeds of any or all divestitures, inability to manage base business erosion, failure to bring new products to market on the expected timeframes or at all, failure to execute stock repurchases consistent with current expectations, stock price volatility, higher than anticipated SG&A, gross margins and R&D spend, industry performance, interest rate volatility, foreign exchange rates, tax rates, the regulatory environment and general business and economic conditions, as well as those set forth in the first paragraph of "Forward-Looking Statements". Further, these Phase 2 Outlooks cover multiple years and such information by its nature becomes less reliable with each successive year. Accordingly, there can be no assurance that any aspect of these Phase 2 Outlooks will be realized or that actual results will not differ materially. Therefore, you should construe these statements regarding these Phase 2 Outlooks only as goals, targets and objectives rather than promises of future performance or absolute statements.

Non-GAAP Measures This presentation includes the presentation and discussion of certain financial information that differs from what is reported under accounting principles generally accepted in the United States ("U.S. GAAP"). These non-GAAP financial measures, including, but not limited to, 2022 estimated adjusted EBITDA from divested assets, 2022 estimated adjusted EBITDA of retained products, 2022 estimated adjusted EBITDA of other non-core assets and gross leverage target are presented in order to supplement investors' and other readers' understanding and assessment of the financial performance of Viatris. For 2022, Viatris calculated consolidated adjusted EBITDA as U.S. GAAP net earnings (loss) adjusted for income tax provision (benefit), interest expense and depreciation and amortization (to get to EBITDA) and further adjusted for share-based compensation expense, litigation settlements and other contingencies, net, Biocon Biologics Limited gain on divestiture, impairment of goodwill related to assets held for sale and restructuring, acquisition and divestiture related and other special items. Investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP. Gross Leverage Target The stated forward-looking non-GAAP financial measure of long-term gross leverage target of 3.0x, with a range of 2.8x – 3.2x, is based on the ratio of (i) targeted notional gross debt and (ii) targeted Adjusted EBITDA. However, the Company has not quantified future amounts to develop this target but has stated its goal to manage notional gross debt and adjusted earnings and adjusted EBITDA over time in order to generally maintain or reach the target. This target does not reflect Company guidance. Notional gross debt is the sum of the Company’s long-term debt, including current portion, and short-term borrowings and other current obligations, adjusted for net premiums on various debt issuances and deferred financing fees.

Viatris Announces Agreements on Remaining Planned Divestitures

- Upon closing, would achieve original total target multiple above 12x on 2022 estimated adjusted EBITDA for all planned divestitures
- Total gross proceeds from all divestitures (including the 2022 divestiture of the Company's biosimilars business) and the estimated retained value are in line with the Company's previously communicated range
- Strategic decision made to retain rights and opportunities for Viagra®, Dymista®, and select OTC products in certain markets representing ~$1.6B in estimated retained value based on the OTC multiple of 12.8x and 2022 estimated adjusted EBITDA of ~$125M
- Offer for substantially all of OTC business reflects gross consideration of up to ~$2.17B representing an estimated accretive multiple of 12.8x; definitive agreements for API and Women's Healthcare reflect gross proceeds of up to ~$1.2B representing an estimated accretive multiple of 9.9x
- Completion of divestitures will bring successful conclusion to all Phase 1 efforts and commitments, including prioritizing use of net proceeds for debt paydown to reach gross leverage target of 3.0x in first half of 2024

($B)	Previous Range (November 7, 2022)	Total Estimated Transaction Value	Estimated Retained Value	Total Estimated Transaction and Retained Value
Biosimilars (1)	$3.335	$3.335		$3.335
Other Non-core Assets (1)(2)	~$5.0 - $6.0	~$3.6	~$1.6	~$5.2
Total Pre-tax Proceeds	**~$8.3 - $9.3**	~$6.94	~$1.6	**~$8.5**
Estimated Net Proceeds	**~$4.9 - $6.1**	~$5.2 (3)	~$1.2	**~$5.7 (4)**

Note: For non-GAAP measures, see slide 3

(1) Estimated 2022 revenues and adjusted EBITDA from all divested assets of ~$2.0B and ~$0.56B, respectively, inclusive of estimated 2022 revenues and adjusted EBITDA from Other Non-core Assets of ~$1.3B and ~$0.39B, respectively.
(2) Other Non-core Assets include OTC, API, Women's Healthcare, and Non-Core Markets acquired as part of the Upjohn transaction.
(3) Estimated Net Proceeds from Other Non-core Assets of ~$2.55B.
(4) Estimated Net Proceeds of ~$5.7B was calculated as the estimated net proceeds from all divestitures of ~$5.2B plus the estimated retained value of ~$1.2B less the eye care acquisition of ~$0.7B.

VIATRIS™

This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited.
© 2023 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company.

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Summary of Divestiture Transactions (1)

OTC	• OTC products predominantly in European markets • Includes 2 manufacturing sites, 1 R&D site, and potentially conveying headcount of ~700 • Retained OTC switch candidates, such as Viagra® and Dymista®, and select OTC products in certain markets • Would be expected to close in Q2 2024
API	• API business in India including third party sales and captive supply • Includes 6 manufacturing sites, 1 R&D site, and potentially conveying headcount of ~4,000 • Expected to close in Q1 2024
Women's Healthcare	• Primarily consisting of oral and injectable contraceptives • Includes 2 manufacturing sites and potentially conveying headcount of ~1,000 • Two transactions expected to close in Q4 2023 and Q1 2024
Non-Core Markets	• Commercialization rights to certain products in non-core markets that were acquired as part of the Upjohn transaction • Conveying headcount of ~400 • Expected to close in Q4 2023

(1) Divestitures are subject to regulatory approvals, completion of any consultations with employee representatives (where applicable), receipt of required consents and other closing conditions, including, in the case of the API business divestiture, a financing condition.

VIATRIS™

This document contains proprietary information of Viatris Inc. Unauthorized use, duplication, dissemination or disclosure to third parties is strictly prohibited.
© 2023 Viatris Inc. All Rights Reserved. VIATRIS and the Viatris Logo are trademarks of Mylan Inc., a Viatris company.

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